EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Provides Corporate Update

San Diego Dispensary Rebranded from ShowGrow to Body and Mind

Expanded Branded Products in Ohio

Las Vegas, NV and Vancouver, B.C., Canada (April 7, 2022) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state US cannabis operator, is pleased to provide an update on operations.

California

The Company has recently completed rebranding of the San Diego dispensary from a ShowGrow branded dispensary to a Body and Mind branded dispensary. The dispensary opened in April 2020 in the Miramar area of San Diego and has steadily increased the customer base with a wide selection of curated products.

The San Diego rebranding follows the successful rebranding of the Long Beach dispensary earlier this year and creates stronger alignment with Body and Mind brand marketing as well as the Body and Mind rewards program.

The integration of the new Seaside dispensary is progressing well with this summer anticipated to be a busy travel season for the Seaside / Monterey area. The Reef at Seaside is one of only two cannabis sponsors at the popular California Roots music festival in Monterey California this May.

The Long Beach dispensary is currently rolling out an expansion of its home delivery service to include additional delivery vehicles, faster delivery times and reduced delivery fees.

Nevada

Body and Mind is preparing for a busy 4/20 week in Nevada and will be participating in numerous programs with local dispensaries to promote Body and Mind branded offerings. Body and Mind has partnered with Her Highness, the innovative female focused cannabis brand to relaunch their popular “Lucky 7” pre-rolls filled with premium BaM flower as well as their famous orgasm enhancing Pleasure Oil.

Ohio

The recently opened Body and Mind production facility has received kitchen certification for production of edibles and the Company has commenced the process to submit proprietary edible products for approval by the state. Body and Mind extracted products are available at numerous dispensaries in Ohio.

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Adult-use legalization is progressing in Ohio through two legislative bills and an “initiated statute” backed by advocacy group Coalition to Regulate Marijuana Like Alcohol (CTRMLA). The two bills, which aim to legalize the recreational use of marijuana in Ohio through the legislative route, include one from the Democrats (HB382, filed in July 2021) and the other from the GOP (HB498, filed in mid-October 2021). Both bills are similar and are currently in the House for discussion. The third route, the initiated statute, will allow citizens to submit proposed laws for a statewide vote. To qualify for the November 2022 ballot, the initiated statute requires 132,887 valid signatures from registered voters. In January 2022, CTRMLA met the 132,877-signature threshold and collected an additional 29,918 signatures to put its petition before state lawmakers, who have until May 28, 2022 to either adopt, reject, or accept and amend the measure. If lawmakers reject the measure, CTRMLA will need to gather an additional 132,887 signatures to place the proposal before voters on the November 2022 ballot.

Arkansas

The cultivation in Arkansas has completed pheno-hunting across all Body and Mind proprietary strains and has achieved perpetual harvest scheduling with strong demand for Body and Mind branded flower. Flower is available at the Body and Mind branded West Memphis dispensary and is in the process of becoming available at numerous other dispensaries in Arkansas.

Arkansas currently has three ballot initiatives to legalize adult-use marijuana. In September 2021, a marijuana activist group, Arkansas True Grass, filed an amendment on the November 2022 ballot to allow for recreational use of marijuana in Arkansas. The group has been collecting signatures for the measure since November 2020 and had gathered more than 20,000 signatures of registered voters at the end of September 2021. A separate activist group, Arkansans for Marijuana Reform, also filed a reform initiative in November 2021 to put marijuana legalization on AR’s 2022 ballot. Aside from these two legalization ballot initiatives, former state lawmaker Eddie Armstrong also launched a campaign ‘Responsible Growth Arkansas’ in January 2022 to place cannabis legalization on Arkansas 2022 ballot. All three petitions are required to have 89,151 signatures to be placed onto the November ballot and the deadline to gather signatures is July 8, 2022.

Michigan

The Body and Mind branded social equity dispensary in Michigan opened in February 2022 and continues to develop a following of new customers and is ramping up for the busy 4/20 week.

The Company has completed pre-construction at the Michigan cultivation facility and has paused development pending evaluation of the scope of the project based on current inflation, supply-chain and market considerations.

Upcoming Conference

Body and Mind will be presenting and participating in the upcoming Benzinga Cannabis Capital Conference on April 20 and 21, 2022 in Miami Florida.

For more information please visit https://www.benzinga.com/events/cannabis-conference/

About Body and Mind Inc.

BaM is an operations focused US multi-state cannabis operator investing in high quality medical and recreational cannabis cultivation, production and retail.

BaM continues to expand operations in Nevada, California, Arkansas, Ohio and Michigan and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

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Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

Please visit www.bodyandmind.com for more information.

Instagram:@bodyandmindBaM

Twitter: @bodyandmindBaM

For further information, please contact:

Investor Relations

Jonathan Paterson

+1 475 477 9401

Jonathan.Paterson@Harbor-Access.com

Company Contact:

Michael Mills

CEO

Tel: 800-361-6312

ir@bodyandmind.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

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Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

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